5. Photo File Asset Purchase Agreement (Details - Pro Forma Information) - Photo File Inc. [Member] - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Total revenue	$ 7,871,458	$ 7,632,707
Cost of revenue	5,638,308	4,786,126
Gross margin	2,233,150	2,846,581
Total operating expenses	8,232,369	4,654,091
Other income (expenses)	5,051,898	(109,288)
Net loss	$ (947,321)	$ (1,916,798)